Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Clayton Holdings, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Frank P. Filipps, Chief Executive Officer of the Company, and Frederick C. Herbst, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

(1)                      The Report fully complies with the requirements of section 13a or 15d of the Securities Exchange Act of 1934, as amended; and

(2)                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 11, 2007

/s/ Frank P. Filipps
Frank P. Filipps
Chief Executive Officer

/s/ Frederick C. Herbst
Frederick C. Herbst
Chief Financial Officer